UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2025

BLUEROCK HOMES TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-41322	87-4211187
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

919 Third Avenue, 40th Floor

New York, NY 10022

(Address of principal executive offices)

(212) 843-1601

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	BHM	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

On May 1, 2025, Bluerock Homes Trust, Inc. (the “Company”) filed, with the U.S. Securities and Exchange Commission (the “SEC”), a Current Report on Form 8-K dated April 25, 2025 (the “Form 8-K”) in conjunction with the acquisition of a 272-unit residential community known as Southern Pines Reserve, f/k/a Hawthorne at the Pines, located in Aberdeen, North Carolina.

This Current Report on Form 8-K/A (the “Form 8-K/A”) amends Item 9.01 of the Form 8-K to present certain financial statements of Southern Pines Reserve. This Form 8-K/A should be read in conjunction with the Form 8-K.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(a)

Financial Statements of Real Estate Acquired

Southern Pines Reserve

Independent Auditor’s Report

Statements of Revenues and Certain Operating Expenses for the year ended December 31, 2024 and the three months ended March 31, 2025

Notes to Statements of Revenues and Certain Operating Expenses

(b)

Pro Forma Financial Information

Bluerock Homes Trust, Inc.

Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2025 (unaudited)

Notes to Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2025 (unaudited)

Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Income for the three months ended March 31, 2025 (unaudited)

Notes to Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Income for the three months ended March 31, 2025 (unaudited)

Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2024 (unaudited)

Notes to Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Income for the year ended December 31, 2024 (unaudited)

Statements in this Current Report on Form 8-K/A, including intentions, beliefs, expectations or projections relating to items such as the long-term performance of the Company’s portfolio are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are based on current expectations and assumptions with respect to, among other things, future economic, competitive and market conditions, and future business decisions that may prove incorrect or inaccurate. Important factors that could cause actual results to differ materially from those in the forward-looking statements include the risks described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K filed with the SEC on March 20, 2025 and its other filings with the SEC.

(c)	Exhibit No.	Description

	23.1	Consent of Plante Moran, PC
	104	Cover Page Interactive Data File (formatted as inline XBRL).

Independent Auditor’s Report

To the Board of Directors and Stockholders

Bluerock Homes Trust, Inc.

Opinion

We have audited the accompanying statements of revenues and certain operating expenses (the "Statements") of Southern Pines Reserve (the "Property") for the year ended December 31, 2024 and the related notes to the Statements.

In our opinion, the accompanying Statements present fairly, in all material respects, the revenue and certain operating expenses of the Property described in Note 2 of the Statements for the year ended December 31, 2024 in accordance with accounting principles generally accepted in the United States of America.

Basis for Opinion

We conducted our audit in accordance with auditing standards generally accepted in the United States of America (“GAAS”). Our responsibilities under those standards are further described in the Auditor’s Responsibilities for the Audit of the Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audit. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Emphasis of Matter – Purpose of the Presentation

We draw attention to Note 2 to the Statements, which describes that the Statements have been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K/A of Bluerock Homes Trust, Inc. and is not intended to be a complete presentation of the Property's revenue and expenses. Our opinion is not modified with respect to this matter.

Responsibilities of Management for the Statements

Management is responsible for the preparation and fair presentation of the Statements in accordance with accounting principles generally accepted in the United States of America and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the Statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the Statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor's report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and, therefore, is not a guarantee that an audit conducted in accordance with GAAS will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the Statements.

In performing an audit in accordance with GAAS, we:

•	Exercise professional judgment and maintain professional skepticism throughout the audit.

•	Identify and assess the risks of material misstatement of the financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks. Such procedures include examining, on a test basis, evidence regarding the amounts and disclosures in the Statements.

•	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Property's internal control. Accordingly, no such opinion is expressed.

•	Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluate the overall presentation of the Statements.

•	Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Property's ability to continue as a going concern for a reasonable period of time.

We are required to communicate with those charged with governance regarding, among other matters, the planned scope and timing of the audit, significant audit findings, and certain internal control-related matters that we identified during the audit.

/s/ Plante Moran, PC

East Lansing, Michigan

July 1, 2025

SOUTHERN PINES RESERVE

STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

(In thousands)

	Year Ended December 31, 2024	(Unaudited) Three Months Ended March 31, 2025
Revenues
Rental and other property revenues	$4,922	$1,211
Total revenues	4,922	1,211

Certain Operating Expenses
Property operating expenses	1,566	400
Total certain operating expenses	1,566	400

Revenues in Excess of Certain Operating Expenses	$3,356	$811

See accompanying notes to statements of revenues and certain operating expenses

SOUTHERN PINES RESERVE

NOTES TO STATEMENTS OF REVENUES AND CERTAIN OPERATING EXPENSES

Note 1 – Business

On April 28, 2025, Bluerock Homes Trust, Inc. (the “Company”), through BHM DST Acquisitions, LLC, a wholly owned subsidiary of Bluerock Residential Holdings, L.P. (the Company’s “Operating Partnership”), acquired Southern Pines Reserve (the “Property”) pursuant to a Purchase and Sale Agreement (the “PSA”) with Hawthorne Pines, LLC, an unaffiliated third party. The Company, through its subsidiaries, assigned the PSA to BR Churchill Downs, DST, a Delaware statutory trust and an indirect, wholly owned subsidiary of the Operating Partnership.

Note 2 – Basis of Presentation

The accompanying statements of revenues and certain operating expenses have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the United States Securities and Exchange Commission promulgated under the Securities Act of 1933, as amended. Accordingly, the statements are not representative of the actual operations for the periods presented as revenues, and certain operating expenses, which may not be directly attributable to the revenues and expenses expected to be incurred in the future operations of the Property, have been excluded.

Use of Estimates

The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reporting and disclosure of revenues and certain expenses during the reporting period to present the statement of revenues and certain operating expenses. Actual results could differ from those estimates.

Note 3 – Revenues

The Property is located in Aberdeen, North Carolina and contains 280 residential units (refer to Note 6 for additional information) that are rented to tenants under various lease agreements that are generally one year in length. All leases are accounted for as operating leases. The Property recognizes rental revenue on a straight-line basis over the terms of the rental agreements and in accordance with ASC Topic 842 Leases. Rental revenue is recognized on an accrual basis and when the collectability of the amounts due from tenants is deemed probable. Rental revenue is included within rental and other property revenues on the Property’s statements of revenues and certain operating expenses.

Tenant reimbursements for common area maintenance and other recoverable expenses, such as pet, administrative, application and other fees, are recognized when the services are provided and the performance obligations are satisfied. Tenant reimbursements are included within rental and other property revenues on the Property’s statements of revenues and certain operating expenses.

Note 4 – Certain Operating Expenses

Certain operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Property operating expenses include administrative, repairs and maintenance, marketing, payroll, utilities, taxes, and insurance. Expenses such as depreciation, amortization, and interest are excluded.

Note 5 – Commitments and Contingencies

The Property is subject to various legal actions and claims arising in the ordinary course of business. Although the outcome of any legal matter cannot be predicted with certainty, management does not believe that any of these legal proceedings or matters will have a material adverse effect on the financial position or results of operations or liquidity of the Property.

Note 6 – Subsequent Events

The Property evaluated subsequent events through July 1, 2025, the date the financial statements were available to be issued. On February 8, 2025, the Property sustained a fire that resulted in the loss of eight units, reducing the number of units from 280 to 272. The Property’s final purchase price for the April 2025 acquisition was adjusted to exclude and reflect the loss of the eight units.

BLUEROCK HOMES TRUST, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS INFORMATION

The following unaudited pro forma condensed consolidated financial statements of Bluerock Homes Trust, Inc. (together with its consolidated subsidiaries, the “Company,” “we,” “our” or “us”) should be read in conjunction with our historical audited consolidated financial statements as of and for the year ended December 31, 2024, and as of and for the three months ended March 31, 2025 (unaudited), and the related notes thereto.

The unaudited pro forma condensed consolidated balance sheet as of March 31, 2025, and the unaudited pro forma condensed consolidated statement of operations and comprehensive income for the three months ended March 31, 2025, and the year ended December 31, 2024, have been prepared to provide pro forma financial information with regard to the Southern Pine Reserve acquisition on April 28, 2025, which the Company expects to consolidate.

The pro forma condensed consolidated balance sheet at March 31, 2025 assumes that the Southern Pines Reserve acquisition occurred on March 31, 2025.

The pro forma condensed consolidated statements of operations and comprehensive income assume the transaction referred to above occurred on January 1, 2024. In February 2025, Southern Pines Reserve sustained a fire that resulted in the loss of eight units. The pro forma condensed consolidated statements of operations and comprehensive income have been adjusted to reflect the loss of these units.

Our pro forma financial information is not necessarily indicative of what our actual financial position and results of operations would have been as of the date and for the periods indicated, nor does it purport to represent our future financial position or results of operations.

All completed acquisitions are accounted for as asset acquisitions. The purchase price was allocated to the acquired assets and assumed liabilities based on their estimated fair values at the date of acquisition.

These unaudited pro forma condensed consolidated financial statements are prepared for informational purposes only. In management’s opinion, all material adjustments necessary to reflect the effects of the transactions referred to above have been made. Our unaudited pro forma condensed consolidated financial statements are based on assumptions and estimates considered appropriate by the Company’s management. However, they are not necessarily indicative of what our consolidated financial condition or results of operations would have been assuming the transactions referred to above had occurred as of the dates indicated, nor do they purport to represent our consolidated financial position or results of operations for future periods.

BLUEROCK HOMES TRUST, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF MARCH 31, 2025

(In thousands, except share and per share amounts)

		Pro Forma Adjustments
	Bluerock Homes Trust, Inc. Historical (a)	Southern Pines Reserve (b)	Pro Forma Total
ASSETS
Net real estate investments
Land	$103,299	$4,240	$107,539
Buildings and improvements	579,817	51,763	631,580
Furniture, fixtures and equipment	20,310	1,644	21,954
Construction in process	2,919	—	2,919
Total gross operating real estate investments	706,345	57,647	763,992
Accumulated depreciation	(47,812)	—	(47,812)
Total net operating real estate investments	658,533	57,647	716,180
Operating real estate held for sale, net	18,386	—	18,386
Total net real estate investments	676,919	57,647	734,566
Cash and cash equivalents	134,748	(9,065)	125,683
Restricted cash	15,939	—	15,939
Notes and accrued interest receivable, net	9,449	—	9,449
Accounts receivable, prepaids and other assets, net	36,133	—	36,133
Preferred equity investments, net	88,953	—	88,953
In-place lease intangible assets, net	849	1,003	1,852
Due from affiliates	1,256		1,256
Non-real estate assets associated with operating real estate held for sale	125	—	125
TOTAL ASSETS	$964,371	$49,585	$1,013,956

LIABILITIES AND EQUITY
Mortgages payable	$251,457	$29,585	$281,042
Revolving credit facilities	85,000	20,000	105,000
Accounts payable	824	—	824
Other accrued liabilities	18,739	—	18,739
Due to affiliates	5,916	—	5,916
Distributions payable	2,331	—	2,331
Liabilities associated with operating real estate held for sale	137	—	137
Total Liabilities	364,404	49,585	413,989
6.0% Series A Redeemable Preferred Stock, liquidation preference $25.00 per share, 30,000,000 shares authorized; 5,278,493 shares issued and outstanding at March 31, 2025	116,746	—	116,746
Equity
Stockholders’ Equity
Preferred stock, $0.01 par value, 220,000,000 shares authorized; no shares issued and outstanding at March 31, 2025	—	—	—
Common stock - Class A, $0.01 par value, 562,500,000 shares authorized; 3,953,219 shares issued and outstanding at March 31, 2025, historical and pro forma	40	—	40
Common stock - Class C, $0.01 par value, 187,500,000 shares authorized; 8,489 shares issued and outstanding at March 31, 2025, historical and pro forma	—	—	—
Additional paid-in-capital	119,083	—	119,083
Cumulative earnings in excess of distributions	17,684	—	17,684
Accumulated other comprehensive gain	307	—	307
Total Stockholders’ Equity	137,114	—	137,114
Noncontrolling Interests
Operating partnership units	307,411	—	307,411
Partially owned properties	38,696	—	38,696
Total Noncontrolling Interests	346,107	—	346,107
Total Equity	483,221	—	483,221
TOTAL LIABILITIES AND EQUITY	$964,371	$49,585	$1,013,956

See Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet

BLUEROCK HOMES TRUST, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF MARCH 31, 2025

(a)	Historical consolidated financial information derived from the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025.

(b)	The acquisition of a 100% ownership interest in Southern Pines Reserve for a purchase price of $56.6 million, which the Company consolidated on its balance sheet. The Company recorded the following associated with the acquisition of Southern Pines Reserve: (i) $2.0 million of capitalized acquisition costs, of which $1.4 million is an acquisition fee payable to BR Churchill Downs DST Manager, LLC, which is a related party to the Company, (ii) a $30.7 million senior loan, and (iii) borrowings of $20.0 million through a credit facility entered into with KeyBank National Association (the “KeyBank Credit Facility”). The carrying value of the senior loan includes approximately ($1.1) million of deferred financing costs related to the acquisition.

BLUEROCK HOMES TRUST, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME

FOR THE THREE MONTHS ENDED MARCH 31, 2025

(In thousands, except share and per share amounts)

		Pro Forma Adjustments
	Bluerock Homes Trust, Inc. Historical (a)	Southern Pines Reserve (b)		Pro Forma Total
Revenues
Rental and other property revenues	$15,910	$1,188		$17,098
Interest income from loan investments	503	—		503
Total revenues	16,413	1,188		17,601

Expenses
Property operating	7,652	398		8,050
Property management and asset management fees	1,325	58	(c)	1,383
General and administrative	3,057	—		3,057
Management fees to related party	2,540	—		2,540
Acquisition and other transaction costs	76	—		76
Depreciation and amortization	7,492	528	(d)	8,020
Total expenses	22,142	984		23,126

Other (expense) income
Other expense, net	(59)	—		(59)
Income from preferred equity investments	3,110	—		3,110
Recovery of credit losses, net	102	—		102
Gain on sale and impairment of real estate investments, net	703	—		703
Loss on extinguishment of debt costs	(4)	—		(4)
Interest expense, net	(6,211)	(432	)(e)	(6,643)
Interest income	1,104	—		1,104
Total other expense	(1,255)	(432)		(1,687)
Loss before income taxes	(6,984)	(228)		(7,212)
Income tax expense	(346)	—		(346)
Net loss	(7,330)	(228)		(7,558)
Preferred stock dividends	(2,010)	—		(2,010)
Preferred stock accretion	(523)	—		(523)
Net loss attributable to noncontrolling interests
Operating partnership units	(5,661)	(158)		(5,819)
Partially owned properties	(1,673)	—		(1,673)
Net loss attributable to noncontrolling interests	(7,334)	(158)		(7,492)
Net loss attributable to common stockholders	$(2,529)	$(70)		$(2,599)

Loss per common share (f)
Net loss per common share – Basic	$(0.67)			$(0.69)
Net loss per common share – Diluted	$(0.67)			$(0.69)

Weighted average basic common shares outstanding	3,864,622			3,864,622
Weighted average diluted common shares outstanding	3,864,622			3,864,622

Other comprehensive income
Unrealized gain on available for sale investments	$1,524	$—		$1,524
Less unrealized gain attributable to Operating partnership units	(1,053)	—		(1,053)
Other comprehensive income attributable to common stockholders	471	—		471
Comprehensive loss attributable to noncontrolling interests	(6,281)	(158)		(6,439)
Comprehensive loss attributable to common stockholders	$(2,058)	$(70)		$(2,128)

See Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Income

BLUEROCK HOMES TRUST, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

FOR THE THREE MONTHS ENDED MARCH 31, 2025

(a)	Historical consolidated financial information derived from the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025.

(b)

Represents adjustments to the Company’s historical operations to give effect to the purchase of Southern Pines Reserve on April 28, 2025 as if these assets had been acquired on January 1, 2024. Pro forma adjustments to the Company’s historical results for the three months ended March 31, 2025 include adjustments to the following: rental and other property revenues, property operating expenses, property management and asset management fees, depreciation and amortization, interest expense, and the operating partnership units’ interest.

The property’s actual results of operations (historical operations for the three months ended March 31, 2025) for rental and other property revenues and property operating expenses have been adjusted to reflect operations with eight fewer units as such units were lost due to a fire that occurred at the property in February 2025.

(c)	Represents property management and asset management fees estimated to have been incurred for Southern Pines Reserve. Property management fees shall be calculated at the greater of (i) 2.50% of monthly property revenues, or (ii) $8,500 per month. The Company calculated the property management fees at 2.50% of monthly property revenues. Asset management fees are calculated at 0.20% per annum of the $56.6 million purchase price, prorated for the three months ended March 31, 2025, which is due to BR Churchill Downs DST Manager, LLC for providing management and supervisory services in connection with Southern Pines Reserve. BR Churchill Downs DST Manager, LLC is a related party of the Company, but it is not within the Company’s control and is not consolidated in the Company’s financial statements.

(d)	Represents depreciation and amortization expense adjustment to historical results for the three months ended March 31, 2025 based on the allocation of the purchase price. Depreciation expense is calculated using the straight-line method over the asset’s estimated useful life as follows: 30-40 years for the building, 5-15 years for building and land improvements, and 3-8 years for furniture, fixtures and equipment. Amortization expense relates to the Company’s identifiable intangible assets and consists of the value of in-place leases. In-place leases are amortized using the straight-line method over the remaining non-cancelable term of the respective leases, which is on average six months.

(e)	Represents interest expense for the Southern Pines Reserve acquisition and is estimated to have been incurred on the $30.7 million senior loan, which bears interest at a fixed rate of 5.13% and matures on May 1, 2035. Interest expense is calculated as if the senior loan was entered into on January 1, 2024. Interest expense also includes deferred financing costs which are recognized at acquisition and amortized using the straight-line method over the remaining life of the senior loan. Interest expense does not include any amounts related to borrowings on the KeyBank Credit Facility as borrowings are assumed to have been made on January 1, 2024 and repaid in full one year from the date of funding due to certain minimum paydown requirements per the terms of the KeyBank Credit Facility. The mortgage balance assumed in the pro forma balance sheet is presented at fair value less unamortized deferred financing costs.

(f)	Earnings per share is calculated in accordance with Accounting Standards Codification 260 – “Earnings per Share.” The historical earnings per share amounts are the amounts reported in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025.

BLUEROCK HOMES TRUST, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS AND COMPREHENSIVE INCOME

FOR THE YEAR ENDED DECEMBER 31, 2024

(In thousands, except share and per share amounts)

		Pro Forma Adjustments
	Bluerock Homes Trust, Inc. Historical (a)	Southern Pines Reserve (b)		Pro Forma Total
Revenues
Rental and other property revenues	$48,584	$4,781		$53,365
Interest income from loan investments	1,630	—		1,630
Total revenues	50,214	4,781		54,995

Expenses
Property operating	24,144	1,554		25,698
Property management and asset management fees	4,715	233	(c)	4,948
General and administrative	10,592	—		10,592
Management fees to related party	9,111	—		9,111
Acquisition and other transaction costs	255	—		255
Weather-related losses, net	170	—		170
Depreciation and amortization	19,940	3,116	(d)	23,056
Total expenses	68,927	4,903		73,830

Other income (expense)
Other income, net	330	—		330
Income from preferred equity investments	11,937	—		11,937
Recovery of credit losses, net	93	—		93
Gain on sale and impairment of real estate investments, net	7,081	—		7,081
Loss on extinguishment of debt costs	(151)	—		(151)
Interest expense, net	(18,092)	(2,595	)(e)	(20,687)
Interest income	5,424	—		5,424
Total other income (expense)	6,622	(2,595)		4,027
Net loss	(12,091)	(2,717)		(14,808)
Preferred stock dividends	(4,022)	—		(4,022)
Preferred stock accretion	(244)	—		(244)
Net loss attributable to noncontrolling interests
Operating partnership units	(9,232)	(1,860)		(11,092)
Partially owned properties	(2,891)	—		(2,891)
Net loss attributable to noncontrolling interests	(12,123)	(1,860)		(13,983)
Net loss attributable to common stockholders	$(4,234)	$(857)		$(5,091)

Loss per common share (f)
Net loss per common share – Basic	$(1.10)			$(1.32)
Net loss per common share – Diluted	$(1.10)			$(1.32)

Weighted average basic common shares outstanding	3,856,162			3,856,162
Weighted average diluted common shares outstanding	3,856,162			3,856,162

Other comprehensive loss
Unrealized loss on available for sale investments	$(527)	$—		$(527)
Less unrealized loss attributable to Operating partnership units	363	—		363
Other comprehensive loss attributable to common stockholders	(164)	—		(164)
Comprehensive loss attributable to noncontrolling interests	(12,486)	(1,860)		(14,346)
Comprehensive loss attributable to common stockholders	$(4,398)	$(857)		$(5,255)

See Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations and Comprehensive Income

BLUEROCK HOMES TRUST, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

FOR THE YEAR ENDED DECEMBER 31, 2024

(a)	Historical consolidated financial information derived from the Company’s Annual Report on Form 10-K for the year ended December 31, 2024.

(b)

Represents adjustments to the Company’s historical operations to give effect to the purchase of Southern Pines Reserve on April 28, 2025 as if these assets had been acquired on January 1, 2024. Pro forma adjustments to the Company’s historical results for the year ended December 31, 2024 include adjustments to the following: rental and other property revenues, property operating expenses, property management and asset management fees, depreciation and amortization, interest expense, and the operating partnership units’ interest.

The property’s actual results of operations (historical operations for the year ended December 31, 2024) for rental and other property revenues and property operating expenses have been adjusted to reflect operations with eight fewer units as such units were lost due to a fire that occurred at the property in February 2025.

(c)	Represents property management and asset management fees estimated to have been incurred for Southern Pines Reserve. Property management fees shall be calculated at the greater of (i) 2.50% of monthly property revenues, or (ii) $8,500 per month. The Company calculated the property management fees at 2.50% of monthly property revenues. Asset management fees are calculated at 0.20% per annum of the $56.6 million purchase price, which is due to BR Churchill Downs DST Manager, LLC for providing management and supervisory services in connection with Southern Pines Reserve. BR Churchill Downs DST Manager, LLC is a related party of the Company, but it is not within the Company’s control and is not consolidated in the Company’s financial statements.

(d)	Represents depreciation and amortization expense adjustment to historical results for the year ended December 31, 2024 based on the allocation of the purchase price. Depreciation expense is calculated using the straight-line method over the asset’s estimated useful life as follows: 30-40 years for the building, 5-15 years for building and land improvements, and 3-8 years for furniture, fixtures and equipment. Amortization expense relates to the Company’s identifiable intangible assets and consists of the value of in-place leases. In-place leases are amortized using the straight-line method over the remaining non-cancelable term of the respective leases, which is on average six months.

(e)	Represents interest expense for the Amira at Westly acquisition and is estimated to have been incurred on (i) the $30.7 million senior loan, which bears interest at a fixed rate of 5.13% and matures on May 1, 2035, and (ii) the borrowings of $20.0 million on the KeyBank Credit Facility, which bears interest per annum, at the Company’s option, at SOFR (Daily Simple or Term) plus 3.60% or the base rate plus 2.50%, and matures one-year from the date of funding, subject to certain minimum paydowns determined by the terms of the KeyBank Credit Facility. Interest expense is calculated as if the senior loan was entered into, and borrowings on the KeyBank Credit Facility were made, on January 1, 2024. Interest expense also includes deferred financing costs which are recognized at acquisition and amortized using the straight-line method over the remaining life of the senior loan. The senior loan balance assumed in the pro forma balance sheet is presented at fair value less unamortized deferred financing costs.

(f)	Earnings per share is calculated in accordance with Accounting Standards Codification 260 – “Earnings per Share.” The historical earnings per share amounts are the amounts reported in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024. Unvested share-based payment awards that contain nonforfeitable rights to dividends are participating securities and are included in the computation of earnings per share.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLUEROCK HOMES TRUST, INC.

DATE:	July 1, 2025	By:	/s/ Christopher J. Vohs
Christopher J. Vohs
Chief Financial Officer and Treasurer

Exhibit Index

Exhibit No.	Exhibit

23.1	Consent of Plante Moran, PC
104	Cover Page Interactive Data File (formatted as inline XBRL).